Exhibit 21.1

Subsidiaries of Viacom Inc.

(as of January 31, 2010)

Subsidiary Name	Place of Incorporation or Organization
BET

BET Acquisition Corp.	Delaware

BET Arabesque, LLC	Delaware

BET Comic View II, LLC	Delaware

BET Creations, Inc.	Delaware

BET Development Company	Delaware

BET Documentaries, LLC	Delaware

BET Event Productions, LLC	Delaware

BET Holdings LLC	Delaware

BET Innovations Publishing, Inc.	Delaware

BET Interactive, LLC	Delaware

BET International, Inc.	Delaware

BET Live from LA, LLC	Delaware

BET Music Soundz, Inc.	Delaware

BET Networks Productions, LLC	Delaware

BET Oh Drama!, LLC	Delaware

BET Pictures II Development & Production, Inc.	Delaware

BET Pictures II Distribution, Inc.	Delaware

BET Pictures II, LLC	Delaware

BET Prime and Mike, LLC	Delaware

BET Production Services Inc.	Delaware

BET Productions II, Inc.	Delaware

BET Productions III, LLC	Delaware

BET Productions IV, LLC	Delaware

BET Productions V, Inc.	Delaware

BET Publications, LLC	Delaware

BET Radio, L.L.C.	Delaware

BET Satellite Services, Inc.	Delaware

BET Services, Inc.	District of Columbia

BET The Way We Do It, LLC	Delaware

Black Entertainment Television LLC	District of Columbia

Subsidiary Name	Place of Incorporation or Organization
CORPORATE

Air Realty Corporation	Delaware

Air Realty LLC	Delaware

Meadowland Parkway Associates	New Jersey

Netherlands Overseas Inc.	Delaware

Paramount China B.V.	Netherlands

Paramount NMOC LLC	Delaware

Sammarnick Insurance Corporation	New York

Viacom Canadian Holdings Inc.	Canada (Ontario)

Viacom Global (Netherlands) B.V.	Netherlands

Viacom Global Limited	United Kingdom

Viacom Global Services Inc.	Delaware

Viacom Hearty Ha!Ha! LLC	Delaware

Viacom International Inc.	Delaware

Viacom International Inc. Political Action Committee Corporation	New York

Viacom International Services Inc.	Delaware

Viacom Netherlands Management LLC	Delaware

Viacom Overseas Holdings C.V.	Netherlands

Viacom Realty Corporation	Delaware

Viacom Receivables Funding I Corporation	Delaware

Viacom Receivables Funding V Corporation	Delaware

Viacom Subsidiary Management Corp.	Delaware

Viacom Telecommunications LLC	Delaware

Viacom Ventures B.V.	Netherlands

Viacom Ventures Inc.	Delaware

Yellams LDC	Cayman Islands

MTVN

24th Floor Inc.	Canada (Ontario)

365Gay LLC	Delaware

37th Floor Productions Inc.	Delaware

38th Floor Productions Inc.	Delaware

Aardvark Productions, Inc.	Delaware

AfterL.com LLC	Delaware

Atom Digital Inc.	Delaware

Atom Entertainment, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Awesomeness Inc.	Delaware

Babunga Inc.	Delaware

Big Shows Inc.	Delaware

Bling Productions Inc.	Delaware

Box Italy LLC, The	Delaware

Box Worldwide LLC, The	Delaware

Caballero Acquisition Inc.	Delaware

Central Productions LLC	Delaware

CMT Productions Inc.	Delaware

College Publisher, Inc.	Delaware

Comedy Central Holding Kft.	Hungary

Comedy Central Magyarorsag Zrt.	Hungary

Comedy Partners	New York

Country Music Television, Inc.	Tennessee

Country Network Enterprises, Inc.	Delaware

Country Services Inc.	Delaware

country.com, Inc.	Delaware

Creative Mix Inc.	Delaware

Daza Productions Inc.	Delaware

DL Development LLC	Delaware

DMS Holdco Inc.	Delaware

Express Lane Productions Inc.	Delaware

Famous Orange Productions Inc.	Delaware

Games Animation Inc.	Delaware

Games Productions Inc.	Delaware

GameTrailers Corp.	Delaware

Harmonix Marketing Inc.	Delaware

Harmonix Music Systems, Inc.	Delaware

Harmonix Promotions & Events Inc.	Delaware

Hey Yeah Productions Inc.	Delaware

Hudson Street Productions, Inc.	Delaware

Imagine Radio, Inc.	California

Invisions Holding B.V.	Netherlands

King Street Productions Inc.	Delaware

MAD Production Trucking Company	Delaware

Mattalex Two LLC	Delaware

Milano Design Studio S.r.l.	Italy

Subsidiary Name	Place of Incorporation or Organization
Mischief New Media Inc.	New York

MoonMan Productions Inc.	Delaware

MTV Animation Inc.	Delaware

MTV Asia Development Company Inc.	Delaware

MTV Asia LDC	Cayman Islands

MTV Asia Ownership One LDC	Cayman Islands

MTV Asia Ownership Two LDC	Cayman Islands

MTV Asia Ventures (India) Pte. Limited	Mauritius

MTV Asia Ventures Co.	Cayman Islands

MTV Australia Inc.	Delaware

MTV Channel Espana S.L.U.	Spain

MTV DMS Inc.	Delaware

MTV Extra S.A.S.	France

MTV Hong Kong Limited	Hong Kong

MTV India LDC	Cayman Islands

MTV Japan Inc.	Japan

MTV Networks AB	Sweden

MTV Networks Africa (Pty) Limited	South Africa

MTV Networks Argentina LLC	Delaware

MTV Networks Argentina S.R.L.	Argentina

MTV Networks Australia Pty Ltd	Australia

MTV Networks B.V.	Netherlands

MTV Networks Belgium BvbA	Belgium

MTV Networks Colombia S.A.S.	Colombia

MTV Networks Company	Delaware

MTV Networks de Mexico, S. de R.L. de C.V.	Mexico

MTV Networks Enterprises Inc.	Delaware

MTV Networks Europe	Delaware

MTV Networks Europe Inc.	Delaware

MTV Networks Germany GmbH	Germany

MTV Networks Global Services Inc.	Delaware

MTV Networks Holdings SARL	France

MTV Networks Hungary Ltd	Hungary

MTV Networks Japan G.K.	Japan

MTV Networks Latin America Inc.	Delaware

MTV Networks Ltda	Portugal

MTV Networks Music Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
MTV Networks New Zealand Limited	New Zealand

MTV Networks Nigeria Limited	Nigeria

MTV Networks On Campus Inc.	Delaware

MTV Networks Polska B.V.	Netherlands

MTV Networks Polska Sp.zoo	Poland

MTV Networks Polska V.O.F.	Netherlands

MTV Networks Productions B.V.	Netherlands

MTV Networks s.r.o.	Czech Republic

MTV Networks Sarl	France

MTV Networks Schweiz AG	Switzerland

MTV Networks Wallonia SPRL	Belgium

MTV Ownership (Portugal), LDA	Portugal

MTV Russia Holdings Inc.	Delaware

MTV Songs Inc.	Delaware

MTV Taiwan LDC	Cayman Islands

MTVBVI Inc.	Delaware

MTVi Group, Inc., The	Delaware

MTVi Group, L.P., The	Delaware

MTVN Direct Inc.	Delaware

MTVN Online Inc.	Delaware

MTVN Online Partner I Inc.	Delaware

MTVN Online Partner I LLC	Delaware

Music by Nickelodeon Inc.	Delaware

Music by Video Inc.	Delaware

NeoPets Asia Pte Ltd	Singapore

NeoPets Prepaid Cards Inc.	Virginia

NeoPets, Inc.	Delaware

Network Enterprises, Inc.	Tennessee

New 38th Floor Productions Inc.	Delaware

New Country Services Inc.	Delaware

New Creative Mix Inc.	Delaware

New Games Productions Inc.	Delaware

New International Mix Inc.	Delaware

New Nickelodeon Animation Studios Inc.	Delaware

New Not Before 10AM Productions Inc.	Delaware

New Open Door Productions Inc.	Delaware

New Pop Culture Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
New Remote Productions Inc.	Delaware

Nick at Nite’s TV Land Retromercials Inc.	Delaware

Nickelodeon Animation Studios Inc.	Delaware

Nickelodeon Asia Holdings Pte Ltd	Singapore

Nickelodeon Australia	Australia

Nickelodeon Australia Inc.	Delaware

Nickelodeon Australia Management Pty. Ltd.	Australia

Nickelodeon Brasil Inc.	Delaware

Nickelodeon Direct Inc.	Delaware

Nickelodeon France S.A.S.	France

Nickelodeon Global Network Ventures Inc.	Delaware

Nickelodeon Huggings U.K. Limited	United Kingdom

Nickelodeon India Pvt Ltd	India

Nickelodeon International Limited	United Kingdom

Nickelodeon Magazines Inc.	Delaware

Nickelodeon Management Pty. Ltd.	Singapore

Nickelodeon Mauritius Limited	Mauritius

Nickelodeon Movies Inc.	Delaware

Nickelodeon Notes Inc.	Delaware

Nickelodeon Online Inc.	Delaware

Nickelodeon U.K. Limited	United Kingdom

Nickelodeon UK Holdings LLC	Delaware

Noggin LLC	Delaware

Not Before 10am Productions Inc.	Delaware

NP Domains, Inc.	Delaware

N.V. Broadcasting (Canada) Inc.	Canada

NV International, Inc.	Georgia

O & W Corporation	Tennessee

On Second Thought Productions Inc.	Canada (British Columbia)

On-Site Productions Inc.	Delaware

OOO Social Project	Russia

Open Door Productions Inc.	Delaware

Outdoor Entertainment, Inc.	Tennessee

Paramount Comedy Channel Espana S.L.	Spain

Peanut Worm Productions Inc.	Delaware

Peppercorn Productions, Inc.	Tennessee

Pop Channel Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Pop Culture Productions Inc.	Delaware

Pop Toons Inc.	Delaware

PT MTV Indonesia	Indonesia

RateMyProfessors.com International LLC	Delaware

RateMyProfessors.com LLC	Delaware

Remote Productions Inc.	Delaware

See Yourself Productions Inc.	Delaware

Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico

Shockwave.com International, Inc.	Delaware

Shockwave.com SarL	Switzerland

Social Project, Inc.	Delaware

SonicNet LLC	Delaware

South Park Digital Studios LLC	Delaware

Speed Freaks Investco LLC	Louisiana

Speed Freaks Prodco LLC	Louisiana

Spike Cable Networks Inc.	Delaware

Spike Digital Entertainment Inc.	Delaware

Study Hall Films Inc.	Delaware

Tagworld GmbH	Germany

The Box Holland B.V.	Netherlands

The Music Source, Inc.	Philippines

The Paramount UK Partnership f/k/a Paramount Comedy Channel (UK)	United Kingdom

The Staying Alive Foundation Inc.	New York

Thunder, Inc.	Delaware

TNN Classic Sessions, Inc.	Delaware

TNN Productions, Inc.	Delaware

Tunes by Nickelodeon Inc.	Delaware

TV Land Canada Holding Inc.	Delaware

Uptown Productions Inc.	Delaware

URGE PrePaid Cards Inc.	Virginia

Viacom (Deutschland) Beteiligungen GmbH	Germany

Viacom Asia Inc.	Delaware

Viacom Brand Solutions Japan K.K.	Japan

Viacom Brand Solutions Limited	United Kingdom

Viacom Camden Lock Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Viacom Domains Limited	Canada (British Columbia)

Viacom Holdings Germany LLC	Delaware

Viacom Networks Brasil Ltda.	Brazil

Viacom Networks Europe Inc.	Delaware

Viacom Networks Italia Limited	United Kingdom

Viacom Notes Inc.	Delaware

Viacom Songs Inc.	Delaware

Viacom Tunes Inc.	Delaware

VIVA Media Enterprises GmbH	Germany

VIVA Media GmbH	Germany

VIVA Music Fernsehen GmbH & Co. KG	Germany

VIVA Music Verwaltungs GmbH	Germany

VIVA Production Srl	Italy

VIVA Radio Beteiligungs GmbH	Germany

VIVA TV Productions Sp. z.o.o.	Poland

VIVA-connect GmbH	Germany

World Sports Enterprises	Tennessee

Wuthering Heights, CA Productions Inc.	Delaware

Xfire, Inc.	Delaware

Ya Lian Online Internet Technology Co Ltd	China

Z+ Broadcasting Company Zrt	Hungary

Z+ Holding Asset Management Ltd.	Hungary

Game One SAS	France

PARAMOUNT

5555 Communications Inc.	Delaware

Adoy LLC	Delaware

After School Productions Inc.	Delaware

All About Productions LLC	Delaware

Animated Productions Inc.	Delaware

Artcraft Productions Inc.	Delaware

Belhaven Limited	Bahamas

Benjamin Button Productions LLC	Louisiana

Beta Theatres Inc.	Delaware

Biscondi Sdn Bhd	Malaysia

Blackout Productions Inc.	Delaware

Blue Sea Productions, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Blue/White Productions, Inc.	Delaware

BN Productions Inc.	Delaware

Bronson Avenue LLC	Delaware

Bronson Gate Film Management GmbH	Germany

Capital Equipment Leasing Limited	United Kingdom

CIC Home Video GmbH	Switzerland

CIC Video (Pty) Limited	South Africa

Cinematic Arts B.V.	Netherlands

Cloverleaf Productions Inc.	Delaware

Columbus Circle Films LLC	Delaware

Cradle of Life Productions LLC	Delaware

CVV (Japan) B.V.	Netherlands

Dallington TV Limited	United Kingdom

Danielle Productions LLC	Delaware

DIGICO Inc.	Delaware

Direct Court Productions, Inc.	Delaware

DTE Films LLC	Delaware

DW (Netherlands) B.V.	Netherlands

DW Distribution Canada Company	Canada (Nova Scotia)

DW Distribution L.L.C.	Delaware

DW Dramatic Television L.L.C.	Delaware

DW Films L.L.C.	Delaware

DW Finance L.L.C.	Delaware

DW Holdco LLC	Delaware

DW International Distribution L.L.C.	Delaware

DW International Productions L.L.C.	Delaware

DW Internet L.L.C.	Delaware

DW Music Publishing L.L.C.	Delaware

DW Music Publishing Nashville L.L.C.	Delaware

DW One Corp.	Delaware

DW Project Development L.L.C.	Delaware

DW SKG TV L.L.C.	Delaware

DW Studios L.L.C.	Delaware

DW Studios Productions L.L.C.	Delaware

DW Television Animation L.L.C.	Delaware

DW Television L.L.C.	Delaware

DW TV Finance I L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization

DW Two Corp.	Delaware

DWNZ Productions Limited	New Zealand

DWTT Productions Limited	New Zealand

Eighth Century Corporation	Delaware

Emily Productions LLC	Delaware

Failure To Launch Productions LLC	Louisiana

Famous Players International B.V.	Netherlands

Festival Inc.	Delaware

Films Paramount S.A.S.	France

Futa B.V.	Netherlands

Future General Corporation	Delaware

GC Productions Inc.	Delaware

Gladiator Productions L.L.C.	Delaware

Global Film Distributors B.V.	Netherlands

Grace Productions LLC	Delaware

Gramps Company Inc., The	Delaware

Hard Caliche LLC	New Mexico

High Command Productions Limited	United Kingdom

House of Yes Productions Inc.	Delaware

International Overseas Film Services, Inc.	Delaware

International Overseas Productions, Inc.	California

Joseph Productions Inc.	Delaware

Ladies Man Productions USA Inc.	Delaware

Last Holiday Productions LLC	Louisiana

Lisarb Holding B.V.	Netherlands

Little Boston Company Inc.	Delaware

Long Road Productions	Illinois

Magical Motion Pictures Inc.	Delaware

Magicam, Inc.	Delaware

Marathon Holdings Inc.	Delaware

Melange Pictures LLC	Delaware

Michaela Productions Inc.	Delaware

MTV S.A. LDC	Cayman Islands

Neutronium Inc.	Delaware

Newdon Productions	Illinois

Night Falls Productions Inc.	Delaware

NM Classics Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Paramount British Pictures Limited	United Kingdom

Paramount Canadian Productions, Inc.	Delaware

Paramount China B.V.	Netherlands

Paramount Digital Entertainment Inc.	Delaware

Paramount Films of Australia Inc.	Delaware

Paramount Films of China, Inc.	Delaware

Paramount Films of India, Ltd.	Delaware

Paramount Films of Italy, Inc.	New York

Paramount Films of Lebanon, Inc.	New York

Paramount Films of Pakistan, Ltd.	New York

Paramount Films of Southeast Asia Inc.	Delaware

Paramount Home Entertainment (Australasia) Pty. Limited	Australia

Paramount Home Entertainment (Brazil) Limitada	Brazil

Paramount Home Entertainment (Denmark) I/S	Denmark

Paramount Home Entertainment (Finland) Oy	Finland

Paramount Home Entertainment (France) S.A.S	France

Paramount Home Entertainment (Germany) GmbH	Germany

Paramount Home Entertainment (Italy) SRL	Italy

Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico

Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico

Paramount Home Entertainment (New Zealand) Limited	New Zealand

Paramount Home Entertainment (Norway) ANS	Norway

Paramount Home Entertainment (Sweden) AB	Sweden

Paramount Home Entertainment (UK)	United Kingdom

Paramount Home Entertainment B.V.	Netherlands

Paramount Home Entertainment Distribution Inc.	Delaware

Paramount Home Entertainment Inc.	Delaware

Paramount Home Entertainment International (Holdings) B.V.	Netherlands

Paramount Home Entertainment International B.V.	Netherlands

Paramount Home Entertainment International Limited	United Kingdom

Paramount Images Inc.	Delaware

Paramount International (Netherlands) B.V.	Netherlands

Paramount Japan K.K.	Japan

Paramount LAPTV Inc.	Delaware

Paramount Latin America SRL	Argentina

Paramount Licensing Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Paramount Overseas Productions, Inc.	Delaware

Paramount Pictures Australia Pty.	Australia

Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil

Paramount Pictures Corporation	Delaware

Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)

Paramount Pictures Entertainment Canada Inc.	Canada (Ontario)

Paramount Pictures France (Productions) SAS	France

Paramount Pictures France Sarl	France

Paramount Pictures Germany GmbH	Germany

Paramount Pictures International Limited	United Kingdom

Paramount Pictures Louisiana Production Investments II LLC	Louisiana

Paramount Pictures Louisiana Production Investments III LLC	Louisiana

Paramount Pictures Louisiana Production Investments LLC	Louisiana

Paramount Pictures Mexico S de RL	Mexico

Paramount Pictures NZ	New Zealand

Paramount Pictures Productions Australia Pty Limited	Australia

Paramount Pictures Services UK	United Kingdom

Paramount Pictures UK	United Kingdom

Paramount Production Support Inc.	Delaware

Paramount Productions Service Corporation	Delaware

Paramount Spain S.L.	Spain

Paramount Worldwide Productions Inc.	Delaware

Park Court Productions, Inc.	Delaware

Pet II Productions Inc.	Delaware

PPC Film Management GmbH	Germany

PPG Holding 5 B.V.	Netherlands

PPG Holding 95 B.V.	Netherlands

Premiere House, Inc.	Delaware

Prime Directive Productions Inc.	Delaware

Screenlife Licensing, LLC	Nevada

Screenlife, LLC	Washington

SFI Song Company	Delaware

SKG Louisiana L.L.C.	Louisiana

SKG Music L.L.C.	Delaware

SKG Music Nashville Inc.	Delaware

SKG Music Publishing L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization
SKG Productions L.L.C.	Louisiana

SKG Studios Canada Inc.	Canada (Ontario)

Spelling Films Inc.	Delaware

Spelling Films Music Inc.	Delaware

Spelling Pictures Inc.	Delaware

Stepdude Productions LLC	Louisiana

Superstar Productions USA Inc.	Delaware

Talent Court Productions, Inc.	Delaware

Thinner Productions, Inc.	Delaware

Timeline Films Inc.	Canada (Ontario)

Untitled Productions II LLC	Delaware

Viacom Animation of Korea Inc.	Delaware

Viacom Canadian Productions Holdings Inc.	Canada (Ontario)

Viacom Limited	New Zealand

Wilshire Court Productions LLC	Delaware

Worldwide Productions, Inc.	Delaware

Zarina 99 Vermogensverwaltungs GmbH	Germany

Zoo Films LLC	Delaware